Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Amedisys, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2022 (the “Report”), I, Scott G. Ginn, Executive Vice President and Chief Financial Officer of the Company, hereby certify to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.
Date: February 16, 2023

/S/ Scott G. Ginn
Scott G. Ginn
Acting Chief Operating Officer, Executive Vice President and Chief Financial Officer
(Principal Financial Officer)